UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

WCI Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36023	27-0472098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive Bonita Springs, Florida	34134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 947-2600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry Into a Material Definitive Agreement.

On April 15, 2015, WCI Communities, Inc. (the “Company”), entities affiliated with Monarch Alternative Capital LP and Stonehill Institutional Partners, L.P. (collectively, the “Selling Stockholders”) and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives (the “Representatives”) of the several underwriters named in the underwriting agreement (the “Underwriters”), entered into an underwriting agreement (the “Initial Underwriting Agreement”), pursuant to which the Selling Stockholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Stockholders, subject to and upon the conditions set forth therein, 3,250,000 shares of the Company’s common stock. The Selling Stockholders have also granted the underwriters a 30-day option to purchase up to an additional 487,500 shares of common stock (the “Option Securities”). The Company is not selling any shares in this offering or receiving any portion of the proceeds from this offering. On April 17, 2015, the Company, the Selling Stockholders and the Representatives entered into an Amendment to the Initial Underwriting Agreement (such Amendment, together with the Initial Underwriting Agreement, the “Underwriting Agreement”) pursuant to which the entities affiliated with Monarch Alternative Capital LP adjusted the allocation of Option Securities that each would sell to the Underwriters to the extent the Underwriters exercise their option to purchase such shares.

A copy of the Underwriting Agreement has been attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 15, 2015, by and among WCI Communities, Inc., entities affiliated with Monarch Alternative Capital LP, Stonehill Institutional Partners, L.P., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., including the Amendment thereto, dated April 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

/s/ Vivien N. Hastings
Vivien N. Hastings
Senior Vice President, Secretary and General Counsel

Date: April 17, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 15, 2015, by and among WCI Communities, Inc., entities affiliated with Monarch Alternative Capital LP, Stonehill Institutional Partners, L.P., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., including the Amendment thereto, dated April 17, 2015